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Exhibit 10.11

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED OTHER THAN TO BANK ONE CORPORATION (OR A MAJORITY OWNED SUBSIDIARY THEREOF WHICH QUALIFIES AS AN "ACCREDITED INVESTOR") WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. W-5	Date of Issuance: December 16, 1999

CARSDIRECT.COM, INC.

Common Stock Purchase Warrant

        CARSDIRECT.COM, INC. (the "Company"), for valid consideration received, hereby certifies that Bank One, N.A., Columbus, Ohio, a national banking association, or its registered assigns (in each case the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, up to that number of shares of Common Stock ("Common Stock") equal to the Determination Number (as defined in Section 6.16 of the Operating Agreement (the "Operating Agreement") of CD1Financial.com, Inc., a Delaware limited liability company, dated as of May 28, 1999), at a purchase price of $0.01 per share, upon the occurrence of a CarsDirect.com Event (also as defined in Section 6.16 of the Operating Agreement). The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively. This Warrant is issued in connection with the transactions described in that certain Master Agreement dated as of May 28, 1999 between the Company and BANK ONE CORPORATION, a Delaware corporation ("Bank One"). The Holder is subject to certain restrictions and is entitled to certain rights and privileges set forth in the Operating Agreement and, upon exercise, will be subject to certain restrictions and will be entitled to certain rights and privileges set forth in the Third Amended and Restated Investor Rights Agreement dated May 7, 1999 between the Company and certain stockholders of the Company (the "Registration Rights Agreement").

        1.    Exercise.

          (a)   This Warrant may be exercised by the Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Holder or by such Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares or Warrant Stock purchased upon such exercise.

          (b)   Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

          (c)   Net Issue Exercise.

              (i)  In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Warrant Stock computed using the following formula:

	X	=	Y (A-B) A
Where	X	=	The number of shares of Warrant Stock to be issued to the Holder.
	Y	=	The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).
	A	=	The fair market value of one share of Warrant Stock (at the date of such calculation).
	B	=	The Purchase Price (as adjusted to the date of such calculation).

             (ii)  For purposes of this Section 1(c), the fair market value of each share of Warrant Stock shall be: (a) if Warrant Stock is traded in the public market, the closing price of Warrant Stock reported for the business day immediately before this Warrant is exercised (or the average of the closing bid and ask if Warrant Stock is traded in the over-the-counter market); (b) if securities into which Warrant Stock is convertible are traded on the public market, the closing price of such securities (or the average of the closing bid and ask if such securities are traded in the over-the-counter market) multiplied by the number of shares of such securities into which each share of Warrant Stock is convertible; and (c) if neither Warrant Stock nor any security into which Warrant Stock is convertible is traded in the public market, the fair market value as determined by the Board of Directors in its reasonable good faith judgment.

          (d)   As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 15 days thereafter, the Company at the Company's expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

              (i)  a certificate or certificates for the number of shares of Warrant Stock to which such Holder shall be entitled, and

             (ii)  in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, providing in the aggregate for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares provided for in this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 1(a) or 1(c) above.

        2.    Adjustments.

          (a)   If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a stock dividend shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend, as the case may be, shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the "Purchase Price in effect immediately after such adjustment.

          (b)   In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company on or after the date hereof, other than an event described in Section 2(c), then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

          (c)   If at any time there shall be a merger or consolidation of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to such merger or consolidation control less than 50% of the voting securities of the surviving corporation, or the sale of all or substantially all of the assets of the Company shall be affected in such a way that holders of the Company Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for the Company Common Stock, then, as a part of such merger, consolidation or sale lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant and upon payment of the aggregate exercise price then in effect the number of shares of stock or other securities or property resulting from such merger, consolidation or sale to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger, consolidation or sale if this Warrant had been exercised immediately before such merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger, consolidation or sale. Notwithstanding the provisions of this Section 2(c) to the contrary, (1) the Holder shall be required to exercise this Warrant prior to any such merger, consolidation or sale (x) if and to the extent such exercise and the holding of the property received upon such exercise would not cause the Holder to be in violation of any laws applicable to national banks and (y) if and to the extent the corporation or other entity that is party to the transaction described in this Section 2(c) other than the Company notifies the Company and the Holder in writing at least 10 days before the consummation of said transaction of its demand for the Holder to exercise all or a portion of the Warrant, and (2) the preceding two sentences shall apply only to that portion of this Warrant as to which the Warrant may not be so exercised.

          (d)   When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth in reasonable detail a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a), (b) or (c) above.

        3.    Transfers.

          (a)   Each Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise (other than to Bank One or a majority owned subsidiary thereof which qualifies as an "accredited investor" under Regulation D promulgated by the Securities and Exchange Commission) in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear the following legend:

    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN TO BANK ONE CORPORATION (OR A MAJORITY OWNED SUBSIDIARY THEREOF WHICH QUALIFIES AS AN "ACCREDITED INVESTOR") WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b)   Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company, and the transferee shall be deemed to be a "Holder" hereunder, provided, however, that this Warrant may not be transferred in whole or in part to any person or entity, other than Bank One or, a majority owned subsidiary of Bank One, the primary business of which is the sale of automobiles, or the financing of the purchase or lease of automobiles, over the Internet.

          (c)   Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary arid such transferee may be deemed by the Company to be the "Holder."

          (d)   The Company will maintain a register containing the name and address of the Holder of this Warrant. The Holder may change such Holder's address as shown on the warrant register by written notice to the Company requesting such change.

        4.    No Impairment.    The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        5.    Term of the Warrant.

          (a)   This Warrant shall be perpetual and survive any initial public offering of the Company's Common Stock or any change of control of the Company.

        6.    Notices of Certain Transactions.    In case:

          (a)   the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b)   of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation

  (other than a consolidation or merger that is effected solely for changing the domicile of the Company), any other transaction or series of related transactions pursuant to which the Company's shareholders immediately prior thereto will possess a minority of the voting power of the surviving or acquiring entity immediately thereafter, or any transfer of all or substantially all of the assets of the Company, or any other transaction which would constitute a CarsDirect.com Event or give rise to an adjustment pursuant to Section 2 hereof, or

          (c)   of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall furnish the Holder or Holders hereof prompt written notice of such event or action.

        7.    Representations and Warranties of Purchaser.

        Purchaser hereby represents and warrants that:

          (a)    Investment Representation.    It is aware that the Common Stock to be purchased hereunder has not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968, as amended, or any other state securities or "blue sky" laws. Such Common Stock is being acquired by it for investment purposes only and not for sale or with a view to distribution of all or any part of such Common Stock.

          (b)    Access to Information.    It has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of its purchase of the Common Stock and regarding the business, financial affairs and other aspects of the Company, and it has further had the opportunity to obtain any information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which it deems necessary to evaluate its investment or to verify the accuracy of information otherwise provided to it.

          (c)    Investment Experience.    It is experienced in evaluating and investing in companies such as the Company, is capable of evaluating the merits and risks of its investment in the Common Stock, is able to bear the economic risk of the investment and is prepared to hold the Shares for an indefinite period of time. It is an "accredited investor" within the meaning of Regulation D under the Act.

          (d)    Restricted Securities.    It understands that the shares of Common Stock which may be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they would be acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and that otherwise such securities must be held indefinitely. In this connection, Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of restricted securities, and understands the resale limitations imposed by the Act.

        8.    Reservation of Stock.    The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid (assuming payment of the exercise price by Holder) and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company will take all such action as may be reasonably necessary to assure that such shares of Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, except as may be provided in the Registration Rights Agreement, that the Company shall not be required to effect a registration under Federal or state securities laws with respect to such exercise.

        9.    Exchange of Warrants.    Upon the surrender by the Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof; issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, providing for in the aggregate the number of shares of Warrant Stock provided for in the Warrant or Warrants so surrendered.

        10.    Replacement of Warrants.    Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor at the Holder's expense.

        11.    Mailing of Notices.    Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed delivered when delivered personally or by fax (as evidenced by sender's confirmation receipt) or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed (a) if to the Holder, to Bank One Corporation, c/o One First National Plaza, Suite 0897, Chicago, IL 60670, Attn: William P. Boardman, Senior Executive Vice President, with a copy to Daniel P. Cooney, Esq., One First National Plaza, Suite 0292, Chicago, IL 60670, or as subsequently modified by written notice to the Company and (b) if to the Company, to the address set forth below or as subsequently modified by written notice to the Holder.

        12.    No Rights as Stockholder.    Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Without limiting the generality of the foregoing, and subject to Section 2 hereof, no dividends shall accrue to the shares of Warrant Stock underlying this Warrant until the exercise hereof and the purchase of the underlying shares of Warrant Stock, at which point dividends shall begin to accrue with respect to such purchased shares of Warrant Stock from and after the date such shares of Warrant Stock are so purchased.

        13.    No Fractional Shares.    No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in accordance with Section 1(c)(ii) hereof.

        14.    Binding Effect on Successors.    This Warrant shall be binding upon any person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets only if and to the extent this Warrant may be exercised after such event pursuant to Section 2(c).

        15.    Amendment or Waiver.    Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

        16.    Headings.    The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        17.    Governing Law.    This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

CARSDIRECT.COM, INC.
By:	/s/ ROBERT N. BRISCO
Name:
Title:
Address:	4312 Woodman Avenue, 3rd Floor Sherman Oaks, California 91423
BANK ONE, N.A., COLUMBUS, OHIO
By:	/s/ BRIAN A. BESSEY
Name:	BRIAN A. BESSEY
Title:	SENIOR VICE PRES.
Address:	c/o One First National Plaza Suite 0897 Chicago, IL 60670

EXHIBIT A

PURCHASE FORM

To: CARSDIRECT.COM, INC.	Dated:

        (1)   The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase                   shares of the Warrant Stock covered by such Warrant and herewith makes payment of $                  , representing the full purchase price for such shares at the price per share provided for in such Warrant, together with all applicable transfer taxes, if any.

        (2)   The undersigned hereby elects to purchase shares of Warrant Stock of CARSDIRECTCOM, INC. pursuant to Section 1(c) of the attached Warrant by requesting cancellation of [all] [that part] of this Warrant representing shares of Warrant Stock and issuance of that number of shares of Warrant Stock that is issuable to the Holder pursuant to the formula in Section 1(c) regarding Net Issue Exercise.

        (3)   Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)

        (4)   The undersigned represents that the aforesaid shares of Warrant Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, that the undersigned has no present intention of distributing or reselling such shares except in compliance with applicable securities laws and that the Holder has obtained any necessary regulatory approvals for the exercise of the Warrant.

(Date)	(Signature)

EXHIBIT B

ASSIGNMENT FORM

        FOR VALUE RECEIVED,                                         (the "Holder") hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Warrant Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

        The Holder hereby represents and covenants to CarsDirect.com, Inc. by virtue of execution and delivery of this Assignment Form that if the assignee hereof is a majority owned subsidiary of BANK ONE CORPORATION and said assignment occurred without the benefit of an effective registration statement related thereto or an opinion of counsel reasonably satisfactory to CarsDirect.com, Inc. to the effect that such registration is not required under the Securities Act of 1933, as amended, said assignee qualifies as an "accredited investor" under Regulation D promulgated by the Securities and Exchange Commission.

Dated:	Signature:

Witness:

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  Exhibit 10.11
CARSDIRECT.COM, INC. Common Stock Purchase Warrant